Risk Administration	12 Months Ended
Dec. 31, 2017
Disclosure of risk management [Abstract]
Disclosure of risk management [Text Block]
Note 5 Risk Administration

Risk administration

In companies where CCU has a controlling interest, the Company’s Administration and Finance Management provides a centralized service for the group’s companies to obtain financing and administration of exchange rates, interest rates, liquidity, inflation, raw materials and credit risks. Such activity operates in accordance with a framework of policies and procedures, which is regularly reviewed to ensure it fulfills the purpose of managing the risks originated by business needs.

In companies with a non-controlling interest (VSPT, CPCh, Aguas CCU-Nestlé, Bebidas del Paraguay S.A. and Cervecería Kunstmann) the responsibility for this service lies with the respective Board of Directors and respective Administration and Finance Management Area. When applicable, the Board of Directors and Directors Committee has the final responsibility for establishing and reviewing the risk administration structure, as well as for the reviewing significant changes made to risk management policies.

In accordance with financial risk policies, the Company uses derivative instruments only for the purpose of hedging exposure to interest rate and exchange rate risks arising from the Company’s operations and its sources of financing. The Company does not acquire derivative instruments for speculative or investment purposes. Nevertheless, some derivatives are not treated as hedges for accounting purposes because they do not qualify as such. Transactions with derivative instruments are exclusively carried out by Administration and Finance staff and Internal Audit Management regularly reviews the control environment of this function. Relationships with credit rating agencies and monitoring of financial restrictions (covenants) are also managed by Administration and Finance.

The Company’s main risk exposure is related to exchange rates, interest rates, inflation and raw materials prices (commodities), taxes, trade accounts receivable and liquidity. Several types of financial instruments are used to manage the risk originated by these exposures.

For each of the following points, where applicable, the sensitivity analyses developed are merely for illustration purposes, since in practice the sensitized variables rarely change without affecting each other and without affecting other factors that were considered as constant and which also affect the Company’s financial position and results.

Exchange rate risk

The Company is exposed to exchange rate risks originated by: a) its net exposure to foreign currency assets and liabilities, b) exports sales, c) the purchase of raw materials, products and capital investments in foreign currencies, or indexed in such currencies, and d) the net investment of subsidiaries in foreign countries. The Company’s greatest exchange rate exposure is to the variation in the Chilean peso as compared to the US Dollar, Euro, Argentinean Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian Peso and Colombian Peso.

As of December 31, 2017, the Company maintained foreign currency obligations amounting to ThCh$ 67,918,376 (ThCh$ 49,694,209 in 2016), mostly denominated in US Dollars. Foreign currency obligations (ThCh$ 10,945,398 in 2017 and ThCh$ 6,352,391 in 2016) represent 6% (4% in 2016) of total other financial liabilities. The remaining 94% (96% in 2016) is mainly denominated in Unidades de Fomento (inflation-indexed Chilean monetary unit - see inflation risk section). In addition, the Company has assets in foreign currency in the amount of ThCh$ 140,762,339 (ThCh$ 102,106,624 in 2016) that mainly correspond to net investments of subsidiaries in foreign countries and export accounts receivable.

Regarding the operations of foreign subsidiaries, the net liability exposure in US Dollars and other currencies amounts to ThCh$ 7,984,180 (net asset exposure of ThCh$ 3,806,104 in 2016).

To protect the value of the net foreign currency assets and liabilities position of its Chilean operations, the Company enters into derivative contracts (currency forwards) to ease any variation in the Chilean peso as compared to other currencies.

As of December 31, 2017, the net exposure of the Company in Chile in foreign currencies, after the use of derivative instruments, is assets in the amount of ThCh$ 1,026,554 (assets in the amount of ThCh$ 3,808,526 as of December 31, 2016).

As of December 31, 2017, of the Company’s total sales, both in Chile and abroad, 7% (8% in 2016) corresponds to export sales in foreign currencies, mainly US Dollars and Euros and approximately 62% (63% in 2016 and 54% in 2015) of total costs correspond to raw materials and products purchased in foreign currencies, or indexed to such currencies. The Company does not hedge the possible variations in the expected cash flows from such transactions.

The Company is also exposed to fluctuations in exchange rates relating to the conversion from Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian Peso and Colombian Peso to Chilean Pesos with respect to assets, liabilities, income and expenses of its subsidiaries in Argentina, Uruguay and Paraguay, associates in Bolivia and joint venture in Colombia. The Company does not hedge the risks associated to the conversion of its subsidiaries, whose effects are recorded in equity.

As of December 31, 2017, the net investment in foreign subsidiaries, associates and joint ventures amounts to ThCh$ 133,134,842, ThCh$ 7,406,020 and ThCh$ 71,070,399 respectively (ThCh$ 135,001,540, ThCh$ 8,249,048 and ThCh$ 35,449,038 in 2016).

Exchange rate sensitivity analysis

The effect of foreign currency translation differences recognized in the Consolidated Statement of Income for the year ended as of December 31, 2017, related to assets and liabilities denominated in foreign currency, was a loss of ThCh$ 2,563,019 (income of ThCh$ 456,995 in 2016 and ThCh$ 957,565 in 2015). Considering exposure as of December 31, 2017, and assuming a 10% increase (or decrease) in the exchange rate, and keeping constant all other variables such as interest rates constant, it is estimated that the effect on the Company’s income would be a loss after taxes of ThCh$ 76,478 (income of ThCh$ 289,448 in 2016 and a loss of ThCh$ 58,687 in 2015).

Considering that approximately 7% of the Company’s sales revenue comes from export sales carried out in Chile (8% in 2016 and 8% in 2015), in currencies other than the Chilean Peso, and that approximately 62% (63% in 2016 and 54% in 2015) of the Company’s direct costs are in or indexed to the US Dollar and assuming that the functional currencies will appreciate or (depreciate) by 10% in respect to the US Dollar, and keeping all other variables constant, the hypothetical effect on the Company’s income would be a loss after taxes of ThCh$ 18,772,323 (ThCh$ 13,908,457 in 2016 and ThCh$ 10,380,193 in 2015).

The Company can also be affected by changes in the exchange rate of the countries where its foreign subsidiaries operate, since income is converted to Chilean Pesos at the average exchange rate of each month. The operating income of foreign subsidiaries as of December 2017 was net income of ThCh$ 46,395,488 (ThCh$ 32,507,630 in 2016 and ThCh$ 32,141,475 in 2015). Therefore, a depreciation (or appreciation) of 10% in the exchange rate of the Argentine Peso, the Uruguayan Peso and the Paraguayan Guarani against the Chilean Peso, would result in a loss (income) before taxes of ThCh$ 4,639,549 (ThCh$ 3,250,763 in 2016 and ThCh$ 3,214,147 in 2015).

The net investment in foreign subsidiaries, associates and joint ventures amounted to ThCh$ 133,134,842, ThCh$ 7,406,020 and ThCh$ 71,070,399, respectively (ThCh$ 135,001,540, ThCh$ 8,249,048 and ThCh$ 35,449,038 in 2016). Assuming a 10% increase or decrease in the Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian Peso and Colombian Peso against the Chilean Peso, and maintaining all other variables constant, the increase (decrease) would hypothetically result in net income (loss) of ThCh$ 21,161,126 (ThCh$ 17,869,963 in 2016 and ThCh$ 16,655,069 in 2015) recorded as a credit (charge) to equity.

The company does not hedge risks associated to currency conversion of the financial statements of its subsidiaries that have a different functional currency, whose effects are recorded in equity.

Interest rates risk

Interest rate risk mainly originates from the Company’s financing sources. The main exposure is related to variable interest rate obligations indexed to the London Inter Bank Offer Rate (“LIBOR”) and the Buenos Aires Deposits of Large Amounts Rate (“BADLAR”).

As of December 31, 2017, the Company had a total ThCh$ 6,560,842 in variable interest debt (ThCh$ 8,695,713 in 2016). Consequently, as of December 31, 2017, the company’s financing structure is made up (without considering the effects of cross currency swaps) of approximately 3% (5% in 2016) debt with variable interest rate, and 97% (95% in 2016) in debt with fixed interest rates.

To manage interest rate risk, the Company has a policy intended to reduce the volatility of its finance cost, and maintain an ideal percentage of its debt in fixed rate instruments. The financial position is mainly set by the use of short-term and long-term debt, as well as derivative instruments such as cross currency interest rate swaps and cross interest rate swaps.

As of December 31, 2017, after considering the effect of interest rates and currency swaps, approximately 99% (97% in 2016) of the Company’s debt is at fixed interest rates.

The terms and conditions of the Company’s obligations as of December 31, 2017, including exchange rates, interest rates, maturities and effective interest rates, are detailed in Note 21.

Interest rates sensitivity analysis

The total financial cost recognized in the Consolidated Statement of Income for the twelve months ended as of December 31, 2017, related to short and long-term debt amounted to ThCh$ 24,166,313 (ThCh$ 20,307,238 in 2016 and ThCh$ 23,101,329 in 2015). Assuming a reasonably possible increase of 100 bps in variable interest rates and maintaining all other variables constant, the increase would hypothetically result in a loss before taxes of ThCh$ 17,176 (ThCh$ 48,700 in 2016 and ThCh$ 42,664 in 2015).

Inflation risk

The Company maintains a series of agreements indexed to Unidades de Fomento* (UF) with third parties, as well as UF indexed financial debt, which means that the Company is exposed to fluctuations in the UF, generating an increase in the value of those agreements and liabilities if the UF increases due to inflation. This risk is partially mitigated by the Company’s policy of keeping net sales per unit in UF constant as long as the market conditions allow it, and taking cross currency swaps if the market conditions are favorable to the Company.

* The Unidad de Fomento (UF) is a Chilean inflation-indexed, peso-denominated monetary unit. The UF rate is set daily based on changes in the previous month´s inflation rate.

Inflation sensitivity analysis

Income from indexation units recognized in the Consolidated Statement of Income for the twelve-months ended as of December 31, 2017, related to UF indexed short and long-term debt, is a loss of ThCh$ 110,539 (ThCh$ 2,246,846 in 2016 and ThCh$ 3,282,736 in 2015). Assuming a reasonably possible 3% increase (decrease) in the Unidad de Fomento and keeping all other variables such as interest rates constant, the aforementioned increase (decrease) would hypothetically result in a loss (income) of ThCh$ 1,419,965 (ThCh$ 3,065,645 in 2016 and ThCh$ 3,065,747 in 2015) in the Consolidated Statement of Income.

Raw material price risk

The main exposure to raw materials price variation is related to barley, malt, and cans used in the production of beer, concentrates, sugar and plastic containers used in the production of soft drinks and bulk wine and grapes for the manufacturing of wine and spirits.

Barley, malt and cans

In Chile, the Company obtains its barley (until 2016) and malt supply both from local producers and the international market. Long-term supply agreements are entered into with local producers where the barley price is set annually according to market prices, which are used to determine the price of malt according to the agreements. The purchase commitments made expose the Company to a raw materials price fluctuation risk. During 2017, the Company in Chile did not adquire barley (13.914 tons in 2016) and 68.000 tons of malt (61.753 tons en 2016). CCU Argentina acquires malt mainly from local producers. Such raw materials represent approximately 6% (7% in 2016 and 9% in 2015) of the direct cost of the Chile operating segment.

Of the costs of the Chile operating segment, the cost of cans represents approximately 12% of direct costs (15% in 2016 and 12% in 2015), whereas in the International Business operating segment, the cost of cans represent approximately 33% of direct raw materials costs in 2017 (34% in 2016 and 30% in 2015).

Concentrates, Sugar and plastic containers

The main raw materials used in the production of non-alcoholic beverages are concentrates, which are mainly acquired from licensees, sugar and plastic resin for the manufacturing of plastic bottles and containers. The Company is exposed to price fluctuation risks involving these raw materials, which jointly represent approximately 29% (30% in 2016 and 29% in 2015) of the direct cost of the Chile Operating segment. The company does not engage in hedging raw materials purchases.

Grapes and wine

The main exposure to changes in raw material prices is related to the supply of bulk wine and grapes for making wine.

The main raw materials used by subsidiary VSPT for wine production are grapes harvested from its own production and grapes and wine acquired from third parties through long-term and spot contracts. For the last 12 months, approximately 22% (26% in 2016) of VSPT’s total wine supply comes from its own vineyards. When analyzing only the export market, given our focus on this market, approximately 34% (40% in 2016) of the total wine supply comes from our own vineyards.

The remaining 78% (74% in 2016) supply is purchased from third parties through long-term and spot contracts. For the last 12 months, subsidiary VSPT acquired 69% (64% in 2016) of the necessary grapes and wine from third parties through spot contracts. It also acquired 9% (11% in 2016) of its grape needs through long-term agreements.

We must consider that as of December 31, 2017, wine represents 61% (56% in 2016) of the total direct cost of the Wine operating segment, meaning that the supplies purchased from third parties represents 42% (36% in 2016) of direct costs.

Raw material price sensitivity Analysis

Total direct costs in the Consolidated Statement of Income for the twelve months ended as of December 31, 2017, amount to ThCh$ 586,223,676 (ThCh$ 540,692,964 in 2016 and ThCh$ 485,391,583 in 2015). Assuming a reasonably possible 8% increase (decrease) in the direct cost of each operating segment and keeping all other variables such as exchange rates constant, the aforesaid increase (decrease) would hypothetically result into a loss (income) before taxes of ThCh$ 28,604,884 (ThCh$ 28,076,333 in 2016 and ThCh$ 24,078,370 in 2015) for the Chile operating segment, ThCh$ 10,404,929 (ThCh$ 8,089,082 in 2016 and ThCh$ 8,444,331 in 2015) for the International Business operating segment and ThCh$ 8,215,317 (ThCh$ 7,722,786 in 2016 and ThCh$ 6,736,734 in 2015) for the Wine operating segment.

Credit risk

The credit risk which the Company is exposed to originates from: a) trade accounts receivable from retail customers, wholesale distributors and supermarket chains in the domestic market; b) accounts receivable from exports; and c) financial facilities maintained with Banks and financial institutions, such as demand deposits, mutual fund investments, instruments acquired under resale commitments and derivatives.

Domestic market

The credit risk related to trade accounts receivable from domestic markets is managed by Credit and Collections Management, and is monitored by the Credit Committee of each business unit. The domestic market mainly refers to accounts receivable in Chile and represents 59% of total trade accounts receivable (55% in 2016). The Company has a wide base of customers that are subject to the policies, procedures and controls established by the Company. Credit limits are established for all customers on the basis of an internal rating and their payment behavior. Outstanding trade accounts receivable are regularly monitored. In addition, the Company purchases credit insurance that covers 90% of individually significant accounts receivable balances, coverage that as of December 31, 2017, is equivalent to 88% (88% in 2016) of total accounts receivable.

Overdue but not impaired trade accounts receivable are customers that are less than 30 days overdue (33 days in 2016).

As of December 31, 2017, the Company has approximately 1,205 customers (1,078 customers in 2016) with more than Ch$ 10 million in debt each, which altogether represent approximately 85% (84% in 2016) of total trade accounts receivable. There are 240 customers (224 customers in 2016) with balances in excess of Ch$ 50 million each, representing approximately 74% (74% in 2016) of the total accounts receivable. 94% (91% in 2016) of those accounts receivable are covered by credit insurance.

The Company sells its products through retail customers, wholesale distributors and supermarket chains, with a credit worthiness of 99% (99% in 2016).

As of December 31, 2017, the Company has no significant guarantees from its customers.

The Company believes that no additional credit risk provisions other than the individual and collective provisions determined as of December 31, 2017, that amount to ThCh$ 4,154,752 (ThCh$ 3,837,914 in 2016) are needed since a large percentage of these are covered by insurance.

Exports market

The credit risk related to accounts receivable from exports is managed by the Head of Credit and Collections at VSPT and is monitored by VSPT Administration and Finance Management. VSPT's export trade accounts receivable represent 14% of total trade accounts receivable (11% in 2016). The Company has a wide base of customers, in more than eighty countries, which are subject to the policies, procedures and controls established by the Company. In addition, the Company acquires credit insurance to cover 99.7% (99% in 2016) of individually significant accounts receivable; and as of December 2017 more than 90% (91% in 2016) of total accounts receivable are covered. Pending payments of trade accounts receivable are regularly monitored. Apart from the credit insurance, having diversified sales in different countries decreases the credit risk.

As of December 31, 2017, there were 63 customers (76 customers in 2016) with more than ThCh$ 65,000 of debt each, which represent 91% (91% in 2016) of VSPT’s total export market accounts receivable.

Overdue, but not impaired, trade accounts receivable are customers that are less than 20 days overdue (32 days in 2016).

The Company believes that no credit risk provisions are necessary other than the individual and collective provisions determined as of December 31, 2017. See analysis of accounts receivable aging and losses due to impairment of accounts receivables (Note 10).

Financial investments and derivatives

Financial investments correspond to time deposits, financial instruments acquired with repurchase agreements at a fixed interest rate, maturing in less than 3 months placed in financial institutions in Chile, so they are not exposed to significant market risks. Derivatives are measured at fair value and traded only in the Chilean market

Tax Risk

Our businesses are taxed with different duties, particularly with excise taxes on the consumption of alcoholic and non-alcoholic beverages. An increase in the rate of these or any other tax could negatively affect our sales and profitability.

Liquidity risk

The Company manages liquidity risk at a consolidated level. Cash flows from operating activities are the main source of liquidity. Additionally, the Company has the ability to issue debt and equity instruments in the capitals market based on our needs.

In order to manage short-term liquidity, the Company considers projected cash flows for a twelve-month moving period and maintains cash and cash equivalents available to meet its obligations.

Based on current operating performance and its liquidity position, the Company estimates that cash flows from operating activities and available cash will be sufficient to finance working capital, capital investments, interest payments, dividend payments and debt payment requirements for the next 12-month period and in the foreseeable future.

The Company’s financial liabilities expiring as of December 31, 2017 and 2016, based on non-discounted contractual cash flows are summarized as follows:

		Contractual flows maturities
As of December 31, 2017	Book value (*)	0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	Over 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Other financial liabilities no derivative
Bank borrowings	98,510,577	5,159,746	22,871,796	23,799,505	60,322,863	-	112,153,910
Bond payable	72,782,747	1,127,076	4,523,346	18,137,303	19,380,469	48,315,616	91,483,810
Financial leases obligations	17,814,875	354,543	1,034,396	2,552,580	2,551,761	27,644,377	34,137,657
Deposits for return of bottles and containers	13,228,328	-	13,228,328	-	-	-	13,228,328
Sub-Total	202,336,527	6,641,365	41,657,866	44,489,388	82,255,093	75,959,993	251,003,705
Hedgin derivative
Derivative hedge liabilities	10,416,675	10,416,675	-	-	-	-	10,416,675
Liability coverage	1,840,188	698,685	1,142,524	-	-	-	1,841,209
Sub-Total	12,256,863	11,115,360	1,142,524	-	-	-	12,257,884
Total	214,593,390	17,756,725	42,800,390	44,489,388	82,255,093	75,959,993	263,261,589

		Contractual flows maturities
As of December 31, 2016	Book value (*)	0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	Over 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Other financial liabilities no derivative
Bank borrowings	68,685,959	8,567,124	34,661,755	31,604,772	626,411	-	75,460,062
Bond payable	74,086,739	1,108,143	4,551,720	13,401,920	19,666,590	56,878,538	95,606,911
Financial leases obligations	17,716,869	368,052	1,050,810	2,603,315	2,305,704	28,638,952	34,966,833
Deposits for return of bottles and containers	13,015,723	-	13,015,723	-	-	-	13,015,723
Sub-Total	173,505,290	10,043,319	53,280,008	47,610,007	22,598,705	85,517,490	219,049,529
Hedgin derivative
Derivative hedge liabilities	11,118,676	11,118,676	-	-	-	-	11,118,676
Sub-Total	11,118,676	11,118,676	-	-	-	-	11,118,676
Total	184,623,966	21,161,995	53,280,008	47,610,007	22,598,705	85,517,490	230,168,205

(*) View current and non-current book value in Note 7.